                             FOURTH AMENDMENT TO THE
                   GLOBALSTAR, L.P. REVOLVING CREDIT AGREEMENT


              FOURTH AMENDMENT (the "Amendment"), dated as of November 13, 1998 to the Revolving Credit Agreement, dated as of December 15, 1995, as amended by the First Amendment dated March 25, 1996, the Second Amendment dated July 31, 1997, and the Third Amendment dated October 15, 1997 (as such agreement may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among GLOBALSTAR, L.P., a Delaware limited partnership ( the "Borrower""), the several financial institutions parties from time to time thereto (the "Banks") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

            WHEREAS, the Borrower, the Banks and the Administrative Agent hereby agree to amend the Credit Agreement and set forth below, such changes to be effective as of the date hereof:


            1. Amendment to Section 6.1 (c). Section 6.1 (c) shall be amended by deleting such section in its entirety and inserting the following in lieu thereof:


                        Permit for any period of four consecutive fiscal
            quarters ending prior to the Release Date (and commencing March 31, 2000) the ratio of (i) the sum of Consolidated Net Income for such period plus income taxes deducted in determining such Consolidated Net Income plus Consolidated Fixed Charges for such period to (ii) Consolidated Fixed Charges for such period to be less than 2.0 to 1.0, provided that for the Borrower's fiscal quarter ending on (A) March 31, 2000, such ratio shall be calculated for the fiscal quarter then ended, (B) June 30, 2000, such ratio shall be calculated for the two consecutive fiscal quarters then ended and
            (iii) September 30, 2000, such ratio shall be calculated for the three consecutive fiscal quarters then ended and provided further that for the fiscal quarter ending on March 31, 2000, such ratio shall not be less than 1.5 to 1.0.

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            2. Representations and Warranties. The Borrower hereby confirms that (i) all of the representations and warranties made by the Borrower and its subsidiaries contained in the Loan Documents are true and correct in all material respects on and as of the date hereof (other than representations and warranties made as of a specific date) after giving effect to this Amendment;
(ii) no consent or authorization of any other Loan Party is required to render this Amendment effective or validate or confirm any other Loan Document; (iii) no Default or Event of Default shall have occurred and be continuing in the date hereof after giving effect to this Amendment.

            3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts , each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.


            4. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            5. Construction. From and after the date hereof, references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to reference the Credit Agreement as modified hereby.


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      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.


                                    GLOBALSTAR, L.P.

                                    By:/s/Stephen Wright
                                       --------------------------------
                                    Name: Stephen Wright
                                    Title:    Chief Financial Officer

                                    THE CHASE MANHATTAN BANK, as
                                    Administrative Agent and as a Bank

                                    By:/s/Richard C. Smith
                                       --------------------------------
                                    Name:  Richard C. Smith
                                    Title: Vice President

                                    BANK OF AMERICA ILLINOIS

                                    By:/s/Steve A. Aronowitz
                                       --------------------------------
                                    Name:  Steve A. Aronowitz
                                    Title:  Managing Director

                                    MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK

                                    By:________________________
                                    Name:
                                    Title:

                                    THE BANK OF NEW YORK

                                    By:/s/Ken Sneider
                                       --------------------------------
                                    Name:  Kenneth P. Sneider, Jr.
                                    Title: Vice President

                                    THE BANK OF NOVA SCOTIA

                                    By:______________________
                                    Name:
                                    Title:


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                                    BARCLAYS BANK PLC

                                    By:/s/L. Peter Yetman
                                       --------------------------------
                                    Name: L. Peter Yetman
                                    Title:   Associate Director

                                    BAYERISCHE LANDESBANK
                                    CIROZENTRALE

                                    By:/s/James H. Boyle
                                       --------------------------------
                                    Name: James H. Boyle
                                    Title:  Second Vice President

                                    BANQUE NATIONALE DE PARIS

                                    By:______________________
                                    Name:
                                    Title:

                                    By:______________________
                                    Name:
                                    Title:

                                    CIBC INC.

                                    By:______________________
                                    Name:
                                    Title:

                                    CITICORP USA, INC.

                                    By:/s/George E. Moyer, Jr.___
                                       __________________________
                                    Name:  George E. Moyer, Jr.
                                    Title:  Attorney-In-Fact

                                    CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                    By:_____________________
                                    Name:
                                    Title:


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                                    CREDIT SUISSE

                                    By:/s/Credit Suisse____________
                                      -----------------------------
                                    Name: Credit Suisse
                                    Title:


                                    THE DAI-ICHI KANGYO BANK, LIMITED,
                                    NEW YORK BRANCH

                                    By:/s/Masaaki Ishikura
                                       --------------------------------
                                    Name:  Masaaki Ishikura
                                    Title: Vice President

                                    THE FUJI BANK, LIMITED
                                    NEW YORK BRANCH

                                    By:_____________________
                                    Name:
                                    Title:

                                    HYPOBANK, NEW YORK BRANCH

                                    By:/s/Constance Madden
                                       --------------------------------
                                    Name:  Constance Madden
                                    Title: Vice President

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED -
                                    NEW YORK BRANCH

                                    By:/s/Kenneth Begen
                                       --------------------------------
                                    Name:  J. Kenneth Begen
                                    Title:   Senior Vice President

                                    LTCB TRUST COMPANY

                                    By:/s/Ken Yoshizakt
                                       --------------------------------
                                    Name: Ken Yoshizakt
                                    Title:   Senior Vice President

                                    MELLON BANK, N.A.

                                    By:_____________________
                                    Name:
                                    Title:


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                                    THE MITSUBISHI TRUST AND BANKING CORPORATION

                                    By:_____________________
                                    Name:
                                    Title:

                                    NATIONAL CITY BANK

                                    By:_____________________
                                    Name:
                                    Title:

                                    NATIONSBANK, N.A.

                                    By:/s/Pamela S. Kurtzman
                                       --------------------------------
                                    Name:  Pamela s. Kurtzman
                                    Title: Vice President

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By:/s/PNC Bank, National Association
                                       --------------------------------
                                    Name:  PNC Bank, National Association
                                    Title:

                                    ROYAL BANK OF CANADA

                                    By:/s/Royal Bank of Canada
                                       --------------------------------
                                    Name:  Royal Bank of Canada
                                    Title:


                                    ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A.

                                    By:/s/W. Jones
                                       --------------------------------
                                    Name: W. Jones
                                    Title: Vice President

                                    THE SANWA BANK, LIMITED

                                    By:/s/The Sanwa Bank, Limited
                                       --------------------------------
                                    Name:  The Sanwa Bank, Limited
                                    Title:


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                                    SOCIETE GENERALE

                                    By:_____________________
                                    Name:
                                    Title:

                                    THE SUMITOMO BANK, LIMITED

                                    By:/s/Kozo Masaki
                                    ______________________________
                                    Name: Kozo Masaki
                                    Title:  General Manager

                                    TORONTO DOMINION (TEXAS), INC.

                                    By:_____________________
                                    Name:
                                    Title:

                                    THE YASUDA TRUST & BANKING COMPANY, LIMITED

                                    By:_____________________
                                    Name:
                                    Title:



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